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                                                           STATE OF DELAWARE
                                                           SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                         FILED 9:00AM 04/23/2001
                                                             010194310-2334282


                                                                    Exhibit 99.4


                    CERTIFICATE OF DESIGNATIONS, PREFERENCES

                        AND RIGHTS OF SERIES E PREFERRED

                            STOCK OF LEARN2.COM, INC.



         LEARN2.COM, INC., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY THAT:

                  Pursuant to authority conferred upon the Board of Directors (the "Board") by the Certificate of Incorporation of the Corporation (the "Certificate of Incorporation") and pursuant to the provisions of ss.151 of the Delaware General Corporation Law, the Board, by unanimous written consent dated as of April 17, 2001, adopted the following resolution providing for the voting powers, designations, preferences and rights, and the qualifications, limitations and restrictions of the Series E Preferred Stock.

                  WHEREAS, the Certificate of Incorporation provides for two classes of shares known as common stock, $.01 par value per share (the "Common Stock"), and preferred stock, $.01 par value per share (the "Preferred Stock"); and

                  WHEREAS, the Board is authorized by the Certificate of Incorporation to provide for the issuance of the shares of Preferred Stock in one or more series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in any such series and to fix the voting powers, designations, preferences and rights of the shares of any such series and the qualifications, limitations and restrictions thereof.

                  NOW, THEREFORE, BE IT RESOLVED, that the Board deems it advisable to, and hereby does, designate a Series E Preferred Stock and fixes and determines the voting powers, designations, preferences and rights, and the qualifications, limitations and restrictions relating to the Series E Preferred Stock as follows:

         1. Designation. The shares of such series of Preferred Stock shall be designated "Series E Preferred Stock" (referred to herein as the "Series E Stock").

         2. Authorized Number. The number of shares constituting the Series E Stock shall be 2,000.

         3. Ranking. The Series E Stock shall rank, as to dividends or rights upon a Liquidation Event (as such term is defined hereinafter), senior and prior to the Common Stock
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and to all other classes or series of stock issued by the Corporation, currently and in the future, except as otherwise approved by the affirmative vote or consent of the holders of a majority of the outstanding shares of Series E Stock pursuant to Section 9(b) hereof. All equity securities of the Corporation to which the Series E Stock ranks prior, whether with respect to dividends or upon a Liquidation Event, including the Common Stock, are collectively referred to herein as "Junior Securities".

         4. Dividends. The holders of Series E Stock shall be entitled to receive annual per share dividends equal to 10% of the Original Price (as such term is defined hereinafter), as adjusted for any combinations, divisions or similar recapitalizations affecting the shares of Series E Stock, if, as and when declared by the Board on a non-cumulative basis. Dividends on shares of capital stock of the Corporation shall be payable only out of funds legally available therefor.

         5.       Liquidation.

                  (a) Liquidation Procedure. Upon any Liquidation Event, the holders of the shares of Series E Stock shall be entitled, before any distribution or payment is made upon any Junior Securities, to be paid a per share amount equal to (i) $1,000 (the "Original Price") plus (ii) declared and unpaid dividends on the Series E Stock, if any (collectively, the "Liquidation Payments"). If upon any Liquidation Event, the assets to be distributed among the holders of Series E Stock shall be insufficient to permit payment in full to the holders of Series E Stock of the Liquidation Payments, then the assets of the Corporation, or the entity or entities surviving the Corporation, shall be distributed ratably among such holders in proportion to the full respective distributive amounts to which they are entitled.

                  (b) Remaining Assets. Upon any Liquidation Event, after (i) the holders of Series E Stock shall have been paid in full the Liquidation Payments and (ii) the holders of any other class of Preferred Stock shall have been paid in full the liquidation preference payments to which such holders are entitled, the remaining assets of the Corporation shall be distributed ratably among the holders of Common Stock and the holders of the Series E Stock (on an as- converted to Common Stock basis).

                  (c) Notice of Liquidation. Written notice of a Liquidation Event, stating a payment date, the amount of the Liquidation Payments and the place where said Liquidation Payments shall be payable, shall be given by mail, postage prepaid, not less than 30 days prior to the payment date stated therein, to each holder of record of Series E Stock at his post office address as shown in the records of the Corporation.

                  (d) fractional Shares. The Liquidation Payments with respect to each outstanding fractional share of Series E Stock shall be equal to a ratably proportionate amount of the Liquidation Payments with respect to each outstanding share of Series E Stock.

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                  (e)    For purposes of this Section 5, a Liquidation Event
shall be deemed to occur upon the occurrence of any one of the following events:
(i) a liquidation, dissolution or winding-up of the Corporation; (ii) a merger, consolidation, reorganization or other transaction involving the Corporation (whether as a single transaction or a series of related transactions, a "Transaction") in which the holders of the outstanding shares of capital stock of the Corporation immediately prior to such Transaction are not the holders of a majority of the outstanding shares of capital stock of the Corporation, or of the entity or entities surviving the Corporation, immediately after such Transaction or (iii) a sale of all, or substantially all, of the Corporation's assets.

         6.       Conversion.

                  (a) General. Upon the written demand by the holders thereof given at any time following the termination of the Agreement and Plan of Merger, dated as of April 19, 2001 (the "Agreement"), between E-Stamp Corporation ("E-Stamp") and the Corporation, each share of Series E Stock shall be convertible into the number of fully paid and nonassessable shares of Common Stock equal to the quotient of (x) the Original Price divided by (y) the Conversion Price (as such term is defined hereinafter) then in effect. Notwithstanding any provision hereof to the contrary, the Corporation shall not convert shares of Series E Stock into Common Stock hereunder if such conversion requires the approval of the Corporation's stockholders, the Nasdaq Stock Market or other governmental or regulatory authority; provided, that the Corporation shall promptly make such filings and take such other actions as are necessary or advisable to obtain such approval or exemption therefrom. Pending such approval or exemption therefrom, holders of Series E Stock may nonetheless convert such shares of Series E Stock pursuant to the terms hereof that are then convertible into the maximum number of shares of Common Stock permitted by applicable law and the applicable rules and regulations of the Nasdaq Stock Market.

                  (b) Conversion Price; Converted Shares. Subject to adjustment as provided in Section 7, the conversion price per share of the Series E Stock (the "Conversion Price") shall be equal to $0.25; PROVIDED, HOWEVER, that after the earlier of (i) September 30, 2001 (or such later date as shall be provided in any duly executed amendment to Section 7.01 of the Agreement) or (ii) the termination of the Agreement as a result of the failure of the Corporation's stockholders to approve the transactions contemplated by the Agreement and the documents related thereto (collectively, the "Transaction Documents") or as a result of the breach of the Transaction Documents by the Corporation, the Conversion Price shall be equal to the lesser of (x) $0.25 and
(y) the average closing sales price of the Common Stock, as quoted on the Nasdaq Stock Market or in the Over-The-Counter Market Summary or the closing price quoted on any exchange on which the Common Stock is listed, whichever is applicable, for the five trading days ending on the date immediately prior to the conversion date (as adjusted for any stock split, reverse split, stock dividend (including any dividend or distribution of securities convertible into Common Stock), reorganization, recapitalization or other like change with respect to the Common Stock occurring after the Original Issue Date (as such term is hereinafter defined) and prior to the conversion date; PROVIDED, FURTHER, that notwithstanding any provision hereof to the contrary, the Conversion Price shall not be reduced to a price which requires approval of the Corporation's stockholders under

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any applicable law or rule, including, without limitation, the rules of the
Nasdaq Stock Market, until such approval, or exemption therefrom, shall have been obtained by the Corporation.

                  If any fractional interest in a share of Common Stock would be deliverable upon conversion of Series E Stock, the Corporation shall pay in lieu of such fractional share an amount in cash equal to the Conversion Price of such fractional share (computed to the nearest one hundredth of a share) in effect at the close of business on the date of conversion. Any shares of Series E Stock which have been converted shall be cancelled and the certificates representing shares of Series E Stock so converted shall represent the right to receive (i) such number of shares of Common Stock into which such shares of Series E Stock are convertible, plus (ii) cash payable for any fractional share. The Board shall at all times, so long as any shares of Series E Stock remain outstanding, reserve a sufficient number of authorized but unissued shares of Common Stock to be issued in satisfaction of the conversion rights and privileges aforesaid.

                  (c) Issue Taxes. The Corporation shall pay all issue taxes, if any, incurred in respect of the issue of shares of Common Stock on conversion. If a holder of shares of Series E Stock specifies that the shares of Common Stock to be issued on conversion are to be issued in a name or names other than the name or names in which such Series E Stock stand, then the Corporation shall not be required to pay any transfer or other taxes incurred by reason of the issuance of such shares of Common Stock to the name of another, and if the appropriate transfer taxes shall not have been paid to the Corporation or the transfer agent for the Series E Stock at the time of automatic conversion of the Series E Stock, the shares of Common Stock issued upon conversion thereof may be registered in the name or names in which the Series E Stock were registered, despite the instructions to the contrary.

                  (d) Valid Issuance. All shares of Common Stock which may be issued in connection with the conversion provisions set forth herein shall, upon issuance by the Corporation, be validly issued, fully paid and nonassessable, free from preemptive rights and free from all taxes, liens or charges with respect thereto created or imposed by the Corporation.

         7. Adjustment of Conversion Price. The number and kind of securities issuable upon the conversion of the Series E Stock and the Conversion Price shall be subject to adjustment from time to time in accordance with the following provisions:

                  (a) Certain Definitions. For purposes of this Certificate of Designations:

                           (i) The term "Additional Shares of Common Stock" shall mean all shares of Common Stock issued, or deemed to be issued by the Corporation pursuant to paragraph (e) of this
                  Section 7, after the date of the issuance of the shares of Series E Stock (the "Original Issue Date") except:

                                  (A)   issuances of Common Stock (i) upon
                           conversion of Convertible Securities (as such term is defined hereinafter) or (ii) upon exercise of Options (as such term is defined hereinafter) granted or

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                           approved to be granted by the Board or a committee
                           thereof on or prior to the Original Issue Date;

                                  (B)   issuances of Common Stock, Convertible
                           Securities and/or Options to officers, employees, consultants or directors; provided that such issuances pursuant to this clause (B) in the aggregate do not exceed more than 5% of the shares of Common Stock outstanding, as determined on a fully-diluted basis (the "Management Securities"); and

                                  (C)   issuances of Common Stock pursuant to
                           the Redemption and Termination Agreement, dated as of April 19, 2001, by and among the Corporation, E-Stamp and RGC International Investors, LDC.

                           (ii) The term "Common Stock" shall mean (A) the Common Stock and (B) the stock of the Corporation of any class, or series within a class, whether now or hereafter authorized, which has the right to participate in the distribution of either earnings or assets of the Corporation without limit as to the amount or percentage.

                           (iii) The term "Convertible Securities" shall mean any evidence of indebtedness, shares or other securities (other than the Series E Stock) convertible into or exercisable or exchangeable for Common Stock.

                           (iv) The term "Options" shall mean any and all rights, options or warrants (other than the Management Securities) to subscribe for, purchase or otherwise in any manner acquire Common Stock or Convertible Securities.

                  (b) Subdivision or Combination of Shares. In case outstanding shares of Common Stock shall be subdivided, the Conversion Price shall be proportionately reduced as of the effective date of such subdivision, or as of the date a record is taken of the holders of Common Stock for the purpose of so subdividing, whichever is earlier. In case outstanding shares of Common Stock shall be combined, the Conversion Price shall be proportionately increased as of the effective date of such combination, or as of the date a record is taken of the holders of Common Stock for the purpose of so combining, whichever is earlier.

                  (c) Stock Dividends. In case shares of Common Stock are issued as a dividend or other distribution on the Common Stock (or such dividend is declared), the Conversion Price shall be adjusted, as of the date a record is taken of the holders of Common Stock for the purpose of receiving such dividend or other distribution (or if no such record is taken, as at the earliest of the date of such declaration, payment or other distribution), to the Conversion Price determined by multiplying the Conversion Price in effect immediately prior to such declaration, payment or other distribution by a fraction (i) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the declaration or payment of such dividend or other distribution, and (ii) the denominator of which shall be the total number of shares of

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Common Stock outstanding immediately after the declaration or payment of such dividend or other distribution.

                  (d) Issuance of Additional Shares of Common Stock. If the Corporation shall issue any Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to paragraph (e) below) after the Original Issue Date (other than as provided in the foregoing subsections (b) and (c)), for no consideration or for a consideration per share less than the Conversion Price then in effect, then in such event, the Conversion Price shall be reduced, concurrently with such issue, to a price equal to the quotient obtained by dividing:


                         (A) an amount equal to (x) the total number of shares of Common Stock outstanding immediately prior to such issuance or sale multiplied by the Conversion Price in effect immediately prior to such issuance or sale, plus (y) the aggregate consideration received or deemed to be received by the Corporation upon such issuance or sale, by

                         (B) the total number of shares of Common Stock outstanding immediately after such issuance or sale.

                  (e) Deemed Issue of Additional Shares of Common Stock. Except as set forth in subsection (a) above, if the Corporation at any time or from time to time after the Original Issue Date shall issue any Convertible Securities or Options or shall fix a record date for the determination of holders of any class of securities then entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein designed to protect against dilution) of Common Stock issuable upon the exercise of such Options, or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue of Options or Convertible Securities or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that in any such case in which Additional Shares of Common Stock are deemed to be issued:

                           (i) no further adjustments in the Conversion Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or the issue of Common Stock upon the conversion or exchange of such Convertible Securities;

                           (ii) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase or decrease in the consideration payable to the Corporation, or increase or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Conversion Price computed upon the original issuance of such Options or Convertible Securities (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, upon any such increase or decrease becoming effective, shall be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities (PROVIDED, HOWEVER, that no such adjustment of the Conversion Price shall affect Common Stock previously issued upon conversion of the Series E Stock);

                           (iii) upon the expiration of any such Options or any rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the Conversion Price computed upon the original issue of such Options or Convertible Securities (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if:

                                  (A)   in the case of Options or Convertible
                           Securities, the only Additional Shares of Common Stock issued were the shares of Common Stock, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Corporation (x) for the issue of all such Options, whether or not exercised, plus the consideration actually received by the Corporation upon exercise of the Options or (y) for the issue of all such Convertible Securities which were actually converted or exchanged plus the additional consideration, if any, actually received by the Corporation upon the conversion or exchange of the Convertible Securities; and

                                  (B)   in the case of Options for Convertible
                           Securities, only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options, and the consideration received by the Corporation for the Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Corporation upon the issue of the Convertible Securities with respect to which such Options were actually exercised.

                           (iv)   No readjustment pursuant to clause (ii) or
                  (iii) above shall have the effect of increasing the Conversion Price to an amount which exceeds the lower of (x) the Conversion Price on the original adjustment date or (y) the Conversion Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date.

                           (v) In the case of any Options which expire by their terms not more than 30 days after the date of issue thereof, no adjustment of the Conversion Price

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                  shall be made until the expiration or exercise of all such
                  Options, whereupon such adjustment shall be made in the same manner provided in clause (iii) above.

                  (f)      Determination of Consideration. For purposes of this
Section 7, the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

                           (i)    Cash and Property. Such consideration shall:

                                  (A)   insofar as it consists of cash, be the
                           aggregate amount of cash received by the Corporation; and

                                  (B) insofar as it consists of property other than cash, be computed at the fair value thereof at the time of the issue, as determined in good faith by the Board.

                           (ii) Options and Convertible Securities. The consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to paragraph (e) above, relating to Options and Convertible Securities shall be determined by dividing:

                                  (A)   the total amount, if any, received or
                           receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein designed to protect against dilution) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

                                  (B)   the maximum number of shares of Common
                           Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein designed to protect against dilution) issuable upon the exercise of such Options or conversion or exchange of such Convertible Securities.

                  (g) Other Provisions Applicable to Adjustment Under this Section. The following provisions shall be applicable to the adjustments in Conversion Price as provided in this Section 7:

                           (i) Treasury Shares. The number of shares of Common Stock at any time outstanding shall not include any shares thereof then directly or indirectly owned or held by or for the account of the Corporation.

                           (ii) Other Action Affecting Common Stock. If the Corporation shall take any action affecting the outstanding number of shares of Common Stock other than an action described in any of the foregoing subsections 7(b) through 7(e) hereof, inclusive, which would have an inequitable effect on the holders of Series E Stock, then the Conversion Price shall be adjusted in such manner and at such time as the Board on the advice of the Corporation's independent public accountants may in good faith determine to be equitable in the circumstances.

                           (iii) Minimum Adjustment. No adjustment of the Conversion Price shall be made if the amount of any such adjustment would be an amount less than one percent (1%) of the Conversion Price then in effect, but any such amount shall be carried forward and an adjustment in respect thereof shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate an increase or decrease of one percent (1%) or more.

                           (iv) Certain Adjustments. The Conversion Price shall not be adjusted upward except in the event of a combination of the outstanding shares of Common Stock into a smaller number of shares of Common Stock or in the event of a readjustment of the Conversion Price pursuant to Section 7(e)(ii) or (iii).

                  (h) Notices of Adjustments. Whenever the Conversion Price is adjusted as herein provided, an officer of the Corporation shall compute the adjusted Conversion Price in accordance with the foregoing provisions and shall prepare a written certificate setting forth such adjusted Conversion Price and showing in detail the facts upon which such adjustment is based, and such written instrument shall promptly be delivered to the recordholders of the Series E Stock.

         8.       Redemption.

         (a) Redemption By holders of Series e Stock. At any time after April 30, 2002, upon the written demand for redemption by the holders of outstanding shares of Series E Stock, the Corporation shall, to the extent that funds are legally available therefor, redeem the number of shares of Series E Stock specified in such demand at a per share redemption price in cash, equal to
(i) the Original Price plus (ii) an amount equal to 10% per annum of the Original Price, compounded annually from the date of the Original Issue Date (collectively, the "Redemption Price").

         (b) Redemption by the Corporation. At any time after the earlier of (i) September 30, 2001 and (ii) the termination of the Agreement, and upon 15 days' written notice to the holders of the outstanding shares of Series E Stock, the Corporation may, to the extent that funds are legally available therefor, redeem all, or any portion of, the outstanding shares of Series E Stock in cash at the Redemption Price.

         (c) General. Any redemption pursuant to this Section 8 shall comply with the Securities Act of 1933, as amended (the "Securities Act"), and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder. The Redemption Price for the shares of Series E Stock to be redeemed shall be paid on or after the date of redemption pursuant to this Section 8 (the "Redemption Date"), upon surrender of the certificate or certificates evidencing such shares. If less than all of the shares represented by any such surrendered certificate or certificates are redeemed, the Corporation shall issue a new certificate for the unredeemed shares. From and after the Redemption Date, unless there shall have been a default in payment of the Redemption Price, all rights of the holders of shares of Series E Stock as holders of Series E Stock (except the right to receive the Redemption Price upon surrender of their certificate or certificates) shall cease as to those shares of Series E Stock redeemed, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever. In the event of redemption of less than all of the outstanding shares of Series E Stock pursuant to this Section 8, redemption among the holders of such shares shall be on a pro-rata basis.

         9.       Voting Rights.

                  (a) General. Holders of Series E Stock shall be entitled to notice of all meetings of the Corporation's stockholders. In addition to the rights otherwise provided for herein or by law, holders of the Series E Stock shall be entitled to vote, together with the holders of the Common Stock and any other class or series of stock then entitled to vote, as one class on all matters submitted to a vote of stockholders of the Corporation, in the same manner and with the same effect as the holders of the Common Stock on an as-converted to Common Stock basis. In any vote or action of the holders of the Series E Stock voting together with the holders of the Common Stock and any other class or series of stock then entitled to vote, each share of issued and outstanding Series E Stock shall entitle the holder thereof to one vote per share for each share of Common Stock (including fractional shares) which would be obtained upon conversion of all of the outstanding shares of the Series E Stock held by such holder, rounded up to the nearest one- tenth of a share.

                  (b) Protective Provisions. In addition to any other vote or consent of stockholders provided by law or by the Certificate of Incorporation, the Corporation shall not, without the approval by vote or written consent of the holders of a majority of the then outstanding shares of Series E Stock, voting as a separate class, amend, alter or repeal any of the provisions of the Certificate of Incorporation or the Certificate of Designations creating this Series E Stock which would alter or change the powers, preferences or special rights of the shares of Series E Stock so as to affect them adversely, including, but not limited to, increasing or decreasing the par value or number of shares of the Series E Stock.

         10. Registration. Holders of the outstanding shares of Series E Stock shall have the registration rights contemplated by the Registration Rights Agreement, dated as of April 25, 2001, among the Corporation and the holders of the Series E Stock.

         11. No Reissuance of Series E Stock. No share or shares of Series E Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares of Series E Stock shall be canceled, retired and eliminated from the shares of Series E Stock which the Corporation shall be authorized to issue. Any such shares of Series E Stock acquired by the Corporation shall have the status of authorized and unissued shares of Preferred Stock issuable in undesignated Series and may be redesignated and reissued in any series other than as Series E Stock.

         12. Exclusion of Other Rights. Except as may otherwise be required by law, shares of Series E Stock shall not have any voting powers, designations, preferences and rights, other than those specifically set forth herein (as may be amended from time to time) and in the Certificate of Incorporation.

         13. Registered Holders. A holder of Series E Stock registered on the Corporation's stock transfer books as the owner of shares of Series E Stock shall be treated as the owner of such shares for all purposes. All notices and all payments required to be mailed to a holder of shares of Series E Stock shall be mailed to such holder's registered address on the Corporation's stock transfer books, and all dividend and redemption payments to a holder of shares of Series E Stock made hereunder shall be deemed to be paid in compliance hereof on the date such payments are deposited into the mail addressed to such holder at his registered address on the Corporation's stock transfer books.

         14. Headings of Subdivisions. The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

         15. Severability of Provisions. If any right, preference or limitation of the Series E Stock set forth herein (as may be amended) from time to time is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, such right, preference or limitation (including, without limitation, the dividend rate) shall be enforced to the maximum extent permitted by law and all other rights, preferences and limitations set forth herein (as so amended) which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.


                  [Remainder of page intentionally left blank.]

         IN WITNESS WHEREOF, the undersigned has executed this Certificate of Designations this 23rd day of April, 2001.


                                   LEARN2.COM, INC.


                                   By:  /s/ Donald Schupak
                                       -----------------------------------------
                                        Name:  Donald Schupak
                                        Title: Chairman of the Board